SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 2
                                       TO
                     AGREEMENT AND DECLARATION OF TRUST OF
                                AIM STOCK FUNDS



         This Amendment No. 2 to the Agreement and Declaration of Trust of AIM Stock Funds (this "Amendment") amends, effective as of October 15, 2004, the Agreement and Declaration of Trust of AIM Stock Funds (the "Trust") dated as of July 29, 2003, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the parties desire to amend the Agreement to rename each INVESCO Fund by replacing "INVESCO" with "AIM" and further to change the name of INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 30, 2004.




                                    By:      /s/ Robert H. Graham
                                             -------------------------------
                                             Name:    Robert H. Graham
                                             Title:   President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM STOCK FUNDS


                                  "SCHEDULE A

                                AIM STOCK FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------

AIM Dynamics Fund                               Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

AIM Mid Cap Stock Fund                          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

AIM Small Company Growth Fund                   Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

AIM S&P 500 Index Fund                          Institutional Class Shares
                                                Investor Class Shares."